EFH Corp. Q2 2010 Investor Call August 3, 2010 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC).
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation. In addition to the risks and uncertainties set forth in EFH
Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely correlated to natural gas prices;
any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-
term hedging program.

Today’s Agenda Q&A Financial and Operational Overview Q2 2010 Review Paul Keglevic Executive Vice President & CFO 2

3
(248)
-
(299)
206
(155)
Q2 09
(3) (251) EFH Corp. adjusted (non-GAAP) operating (loss)
464 165 Unrealized mark-to-market net (gains) losses on interest rate swaps
(83)
93
(426)
Q2 10
(83) Debt extinguishment (gain) – Q2 10 debt exchanges and repurchases
(113) Unrealized commodity-related mark-to-market net (gains) losses
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
(271) GAAP net (loss) attributable to EFH Corp.
Change Factor
Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
¹
Q2
²
09 vs. Q2 10; $ millions, after tax
EFH Corp. Adjusted (Non-GAAP) Operating Results - QTR
1
See Appendix for Regulation G reconciliations and definitions.

Three months ended June 30

8 8 -
Income tax charge recorded as a result of health care legislation enacted by
Congress in March 2010
(90) - 90 Goodwill impairment charge
(512)
-
(432)
(457)
287
YTD 09
45 (467) EFH Corp. adjusted (non-GAAP) operating (loss)
667 235 Unrealized mark-to-market net (gains) losses on interest rate swaps
(93)
(546)
(71)
YTD 10
(93) Debt extinguishment (gain) – 2010 debt exchanges and repurchases
(89) Unrealized commodity-related mark-to-market net (gains) losses
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
(358) GAAP net income (loss) attributable to EFH Corp.
Change Factor
Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
¹
YTD
²
09 vs. YTD 10; $ millions, after tax
1
See Appendix for Regulation G reconciliations and definitions.
2
Six months ended June 30
EFH Corp. Adjusted (Non-GAAP) Operating Results - YTD

Consolidated key drivers of the change in (non-GAAP) operating results
Q2
¹
10 vs. Q2 09; $ millions, after tax
(9) Higher depreciation reflecting ongoing investment in generation fleet
Description/Drivers
Better
(Worse)
Than
Q2 09
Competitive business²:
Impact of new lignite-fueled generation units 70
Lower amortization of intangibles arising from purchase accounting 17
Higher margin from asset management and the retail business 14
Higher fuel expense at the legacy coal-fueled generation units primarily due to increased transportation costs (25)
Lower production from nuclear fueled generation units due to timing of refueling outage (19)
All other - net (12)
Contribution margin     45
Gains on sales of assets (reported in other income) 48
Lower costs related to outsourcing transition and new retail customer care system  19
Higher net interest expense driven by lower capitalized interest due to completion of new generation units (42)
Higher depreciation reflecting the three new lignite-fueled generation units and mining facilities (29)
Higher operating costs related to new generation units (16)
Higher nuclear plant maintenance due to timing of refueling outage (11)
All other - net (1)
Total improvement - Competitive business 4
Regulated business:
Higher distribution tariffs, including the rates approved in the September 2009 final rate review order 16
Surcharge to recover AMS deployment costs 10
Higher depreciation reflecting higher depreciation rates approved in the September final rate review order and infrastructure investment (21)
Higher costs reflecting amortization of regulatory assets approved for recovery, AMS implementation and higher transmission fees (14)
All other – net (includes noncontrolling interests) 2
Total improvement – Regulated business (80% owned by EFH Corp.) (7)
Total change in EFH Corp. adjusted (non-GAAP) operating results (3)
1
Three months ended June 30
2
Competitive business consists of Competitive Electric segment and Corp. & Other.
EFH Corp. Adjusted (Non-GAAP) Operating Results - QTR

Consolidated key drivers of the change in (non-GAAP) operating results
YTD
¹
10 vs. YTD 09; $ millions, after tax
(52) Higher depreciation reflecting the three new lignite-fueled generation units and mining facilities
(25) Higher depreciation reflecting ongoing investment in generation fleet
Description/Drivers
Better
(Worse)
Than
YTD 09
Competitive business²:
Impact of new lignite-fueled generation units 122
Lower amortization of intangibles arising from purchase accounting 35
Higher margin from asset management and the retail business 36
Higher retail volumes primarily driven by colder winter weather and improvement in economy 20
Higher fuel expense at the legacy coal-fueled generation units primarily due to increased transportation costs (45)
Lower production from nuclear fueled generation units due to timing of refueling outage and main transformer replacement (25)
All Other – net (2)
Contribution margin     141
Gains on sales of assets (reported in other income) 52
Lower costs related to outsourcing transition and new retail customer care system  29
Higher net interest expense primarily driven by lower capitalized interest due to completion of new generation units (69)
Higher operating costs related to new generation units (29)
Higher retail bad debt expense (10)
All other - net (2)
Total improvement - Competitive business 35
Regulated business:
Higher distribution tariffs, including the rates approved in the September 2009 final rate review order 32
Higher average consumption driven by the effect of weather 27
Surcharge to recover AMS deployment costs 19
Higher depreciation reflecting higher depreciation rates approved in the September final rate review order and infrastructure investment (47)
Higher costs reflecting amortization of regulatory assets approved for recovery, AMS implementation and higher transmission fees (29)
All other – net (includes noncontrolling interests) 8
Total improvement – Regulated business (80% owned by EFH Corp.) 10
Total change in EFH Corp. adjusted (non-GAAP) operating results 45
1
Six months ended June 30
2
Competitive business consists of Competitive Electric segment and Corp. & Other.
EFH Corp. Adjusted (Non-GAAP) Operating Results - YTD

TCEH
EFH Corp. Adjusted EBITDA (Non-GAAP)
YTD 10
YTD 09
2,566
2,307
1
See Appendix for Regulation G reconciliations and definition.  Includes $12 million, $6 million, $16 million and $16 million in Q2 09, Q2 10, YTD 09 and YTD 10, respectively, of Corp. &
Other Adjusted EBITDA.
2
Three months ended June 30
3
Six months ended June 30
Q2 10 and YTD 10 performance was largely driven by the same key drivers impacting
(non-GAAP) operating results.
EFH Corp. Adjusted EBITDA (non-GAAP)
¹
Q2
²
09 vs. Q2 10 and YTD
³
09 vs. YTD 10; $ millions
Oncor
Q2 10 Q2 09
1,303
1,192
940
851
357
329
1,831
1,674
719
617
9%
11%
9%
10%
17%
9%

8 8
Luminant Operational Results
Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
2,579
YTD 10
Nuclear production for Q2 impacted by refueling
outage and YTD by main transformer replacement
Q2 09
10,450
12,479
Sandow 5 & Oak Grove
Legacy coal-fueled plants
Q2 10 Results
Continued strong safety focus and
results
New coal-fueled units added 2.6 TWh
of generation in Q2 2010 (4.8 TWh
YTD) to the baseload
fleet
Nuclear production impacted by
refueling outage in April 2010
Generation from legacy coal-fueled
plants was lower due to higher
planned outages and higher
economic backdown
Coal-fueled fleet benefiting from new coal-fueled units
Q2 10 Q2 09
5,103
10,293
7%
YTD
YTD 09 YTD 10
9,539
4,527
4,802
20,705
25,297
Q2 10
YTD 09
11%
QTR
5%
QTR
1%
YTD
Variance does not include generation from Sandow 5 and Oak Grove 1 & 2.
1
¹
¹

Q2 10 Results
Lower residential sales volumes
driven by lower customer counts
partially offset by slightly warmer
weather in Q2 10 compared to Q2
09
Business load growth attributable
to new customers and slightly
improved economy
Lower residential customer counts
reflect competitive activity in the
marketplace
TXU Energy Operational Results
Continued strong competitive activity
Volume increases due to weather and improved economy
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,849
1,830
1
SMB – small business
2
LCI - large commercial and industrial
3
Latest twelve months
YTD 09
SMB
¹
LCI
²
Residential
Q2 09
12,543
23,450
Q2 09 Q1 10
4%
LTM
³
7%
YTD
13,568
7,084
7,444
3,551
1,908
3,974
Q2 10 Q2 10
1,830
1,911
1%
QTR
12,964
6,857
3,629
6,848
3,925
1,993
24,986
12,766
Q2 10
YTD 10
2%
QTR

15,896
16,245
30,990
31,799
17,181
19,476
8,419
8,048
Oncor Operational Results
Electric energy volumes; GWh
Q2 10
Q2 09 Q2 10
Volume increases due to weather and improved economy
Growth below ERCOT estimated CAGR of 2.5%
Q2 10 Results
Higher residential energy volumes
due to marginally warmer weather
in Q2 10 compared to Q2 09
Higher SMB and LCI
¹
energy
volumes due to a slightly improved
economy
Execution of AMS plan – ~240,000
advanced meters installed during
Q2 10; over 1.1 million installed
through July 2010
9 of 14 CREZ-related Certificates of
Convenience and Necessity (CCN)
approved by the Public Utility
Commission of Texas
1
SMB – small business; LCI – large commercial and industrial
2
Latest twelve months
Residential
SMB & LCI
23,944
3,137
3,159 1%
LTM
²
Electricity distribution points of delivery
End of period, thousands of meters
Q2 10 Q1 10
3,154
3,159
24,664
48,171
51,275
3%
QTR
6%
YTD
Q2 09
YTD 09 YTD 10

¹

1
2
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
EFH Corp. Liquidity Management
2,700
735
1,880
1,250
821
429
1,211
Facility Limit LOCs/Cash Borrowings Availability
3,520
1,556
3,950
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated short-term needs, but will continue to monitor market conditions to ensure financial flexibility.
1 Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash.  Outstanding letters of credit are supported by the restricted cash.
2 Facility availability includes $144 million of undrawn commitments from a subsidiary of Lehman Brothers that has filed for bankruptcy.  These funds are only available from the fronting banks and the swingline lender, and exclude $85 million of requested draws not funded by the Lehman subsidiary.
EFH Corp. (excluding Oncor) available liquidity
As of 6/30/10; $ millions
•
Liquidity reflected in the table
does not include the unlimited
capacity available under the
Commodity Collateral Posting
Facility for ~490 million MMBtu
of natural gas hedges.

Current Maturity Profile
EFH Corp. debt maturities  (excluding Oncor), 2010-2020 and thereafter
As of 6/30/10; $ millions
1
Includes amortization of the $4.1 billion Delayed Draw Term Loan.
2
Excludes borrowings under the TCEH Revolving Credit Facility maturing in 2013, the Deposit Letter of Credit maturing in 2014 and unamortized discounts and premiums.
3
Does not include the public exchange offer launched on July 16, 2010, which expires on August 12, 2010.
19,317
2,007
1,029
4,689
4,575
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020+
122
669
20,348
4,713
2,028
4,614
11
TCEH-Secured EFH Corp EFCH TCEH-Revolver TCEH-Unsecured
2,106
3,149
2
266
EFH Corp. continues to explore opportunities to improve the enterprise’s maturity profile.
440
EFIH
July 2010 transactions  :
EFH Corp. repurchased $28 million of EFH PIK Toggle Notes and $8 million of TCEH 10.25% Notes for $24 million
EFH Corp. exchanged $455 million of EFH 10% Senior Secured
Notes for $549 million of EFH 5.55% Series P Notes, $25 million of
EFH PIK Toggle Notes, $25 million of EFH 10.875% Notes and $13 million of TCEH 10.25% Notes
Q2 10 exchanges - $72 million of
EFH 10% Senior Secured Notes
were exchanged for $102 million of
EFH and TCEH PIK Toggle Notes
$1.25 billion LOC Facility
expires in 2014
$2.70 billion Revolving Credit
Facility expires in 2013
Q2 10 exchanges and
repurchases - reduced 2015,
2016 and 2017 maturities by $168
million, $25 million and $200
million, respectively
251
305
¹
³
2

Today’s Agenda Q&A Financial and Operational Overview Q2 2010 Review John Young President & CEO 13

Today’s Agenda Q&A Financial and Operational Overview Q2 2010 Review EFH Corp. Senior Executive Team 14

15 Questions & Answers

16 Appendix – Additional Slides and Regulation G Reconciliations Appendix

17 17
Luminant Solid-Fuel Development Program
Sandow Power Plant Unit 5
Rockdale, Texas
Oak Grove Power Plant
Robertson County, Texas
Unit 1 Unit 2
Estimated net capacity ~800 MW ~800 MW
Primary fuel Texas lignite Texas lignite
Initial synchronization August 2009 January 2010
Substantial completion date December 2009 June 2010
Estimated net capacity ~580 MW
Primary fuel Texas lignite
Initial synchronization July 2009
Substantial completion date September 2009
• Both Sandow 5 and Oak Grove 1 lignite-fueled generating units achieved 70% average capacity factors during the first quarter of 2010.
•
Luminant’s
construction of the Oak Grove 2 lignite-fueled generating unit reached substantial completion on June 1, 2010
1
Substantial completion date is the contractual milestone when Luminant takes over operations of the unit from the EPC contractor.
¹
¹

18 18
TCEH Natural Gas Exposure
TCEH Natural Gas Position
10-14 ; million MMBtu
Hedges Backed by Asset First Lien
Open Position
1
As of 6/30/10.  Balance of 2010 is from August 1, 2010 to December 31, 2010.  Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas being on the margin ~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated retail/wholesale effects. 2010 position includes ~4 million MMBtu of short gas positions associated with proprietary trading positions; excluding these positions,
2010 position is ~102% hedged.
157
35
26
102
360
298
270
115
55
83
497
584
593
125
11
3
105
88
294
230
603 605
BAL 10 2011 2012 2013 2014
100% Hedge Level
Factor Measure BAL 10 2011 2012 2013 2014
Total or
Average
Natural gas hedging program
million
MMBtu ~114 ~372 ~475 ~298 ~105 ~1,364
TXUE and Luminant net positions
million
MMBtu ~125 ~157 ~35 ~11 ~3 ~331
Overall estimated percent of total
NG position hedged percent ~104% ~91% ~86% ~51% ~18% ~65%
TXUE and Luminant Net Positions
Hedges Backed by CCP
1
²
TCEH has hedged approximately 65% of its estimated Henry Hub-based natural gas price exposure from August 1, 2010  through December 31, 2014.  More than 95% of the NG Hedges are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.

1
3
1
19
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
6/30/10 vs. 3/31/10; mixed measures, pre-tax
Factor Measure 2010 2011 2012 2013 2014
Total or
Avg.
3/31/10
Natural gas hedges mm MMBtu ~181 ~424 ~487 ~300 ~99 ~1,491
Wtd. avg. hedge price $/MMBtu ~$7.71 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$4.27 ~$5.34 ~$5.79 ~$6.07 ~$6.36
Cum. MtM gain at 3/31/10 $ billions ~$0.8 ~$0.9 ~$0.8 ~$0.3 ~$0.3 ~$3.1
6/30/10
Natural gas hedges mm MMBtu ~126 ~372 ~475 ~298 ~105 ~1,376
Wtd. avg. hedge price $/MMBtu ~$7.75 ~$7.53 ~$7.34 ~$7.18 ~$7.80
Natural gas prices $/MMBtu ~$4.82 ~$5.34 ~$5.68 ~$5.89 ~$6.10
Cum. MtM gain at 6/30/10 $ billions ~$0.5 ~$0.9 ~$0.8 ~$0.4 ~$0.3 ~$2.9
Q2 10 MtM gain $ billions ~($0.3) ~$0 ~$0 ~$0.1 ~$0 ~($0.2)
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the collar floor price.  6/30/10 prices for 2010 represent July 1, 2010 through
December 31, 2010 values.
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
As of 6/30/10. 2010 represents July 1, 2010 through December 31, 2010 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity
(i.e., delta position) of the derivatives.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 105 million
MMBtu in 2014.
1
2
2
2
Reversals of prior unrealized gains for positions settled during the second quarter of 2010 more than offset gains in the forward years of the hedge program, resulting in a ~$170 million
(~$110 million after tax) unrealized mark-to-market net loss in GAAP income for Q2 10.

20 20
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
6/30/10 vs. 12/31/09; mixed measures, pre-tax
Factor Measure 2010 2011 2012 2013 2014
Total or
Avg.
12/31/09
Natural gas hedges mm MMBtu ~240 ~447 ~490 ~300 ~97 ~1,574
Wtd. avg. hedge price
¹
$/MMBtu ~$7.79 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$5.79 ~$6.34 ~$6.53 ~$6.67 ~$6.84
Cum. MtM gain at 12/31/09
²
$ billions ~$0.8 ~$0.4 ~$0.4 ~$0.2 ~$0.2 ~$2.0
6/30/10
Natural gas hedges
³
mm MMBtu ~126 ~372 ~475 ~298 ~105 ~1,376
Wtd. avg. hedge price
¹
$/MMBtu ~$7.75 ~$7.53 ~$7.34 ~$7.18 ~$7.80
Natural gas prices $/MMBtu ~$4.82 ~$5.34 ~$5.68 ~$5.89 ~$6.10
Cum. MtM gain at 6/30/10
²
$ billions ~$0.5 ~$0.9 ~$0.8 ~$0.4 ~$0.3 ~$2.9
YTD MtM gain $ billions ~(0.3) ~$0.5 ~$0.4 ~$0.2 ~$0.1 ~$0.9
Decreases in natural gas prices during the first six months of 2010 resulted in a ~$890 million
(~$570 million after tax) unrealized mark-to-market net gain in GAAP income for YTD 10.
1
2
3
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the collar floor price.  6/30/10 prices for 2010 represent July 1, 2010 through
December 31, 2010 values.
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
As of 6/30/10. 2010 represents July 1, 2010 through December 31, 2010 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity
(i.e., delta position) of the derivatives.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 105 million
MMBtu in 2014.

21 21 21
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
June 30, 2010 Change
BOY 10E
Impact
$ millions
7X24 market heat rate (MMBtu/MWh) ~85 0.1 MMBtu/MWh ~3
NYMEX gas price ($/MMBtu) ~100 $1/MMBtu ~9
Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
>95 $0.10/MMBtu ~0
Diesel ($/gallon)
5
~100 $1/gallon ~1
Base coal ($/ton)
6
~100 $5/ton ~2
Generation operations
Baseload generation (TWh) n.a. 1 TWh ~25
Retail operations Balance of 2010
Residential contribution margin ($/MWh) 14 TWh $1/MWh ~14
Residential consumption 14 TWh 1% ~5
Business markets consumption 13 TWh 1% ~2
Impact on EFH Corp. Adjusted EBITDA
10E; mixed measures
The majority of 2010 commodity-related risks are significantly mitigated.
2010 estimate based on commodity positions as of 6/30/10, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to June 30, 2010.  See Appendix for definition.
Simplified representation of heat rate position in a single TWh position.  In reality, heat rate impacts are differentiated across plants and respective pricing periods: baseload (linked primarily to changes in North Zone 7x24), natural gas plants (primarily North Zone 5x16) and wind (primarily West Zone 7x8).

Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.

Includes positions related to fuel surcharge on rail transportation.

Excludes fuel surcharge on rail transportation.
1
2
3
4
5
6
3
2
1

22 22 22
Commodity Prices
$7.75 $7.78 $7.51 $8.11 $/MMBtu TCEH weighted avg. hedge price
4
Commodity Units Q2 09 Actual Q2 10 Actual YTD 10 Actual BOY 10E
NYMEX gas price $/MMBtu $3.69 $4.30 $4.72 $4.82
HSC gas price $/MMBtu $3.57 $4.25 $4.67 $4.66
7x24 market heat rate (HSC) MMBtu/MWh 8.08 8.17 7.93 8.16
North Zone 7x24 power price $/MWh $28.82 $34.85 $37.02 $37.99
Gulf Coast ultra-low sulfur diesel $/gallon $1.57 $2.14 $2.10 $2.09
PRB 8400 coal $/ton $7.61 $9.59 $8.84 $9.69
LIBOR interest rate
5
percent 1.39% 0.63% 0.51% 0.75%
Commodity prices
Q2 09, Q2 10, YTD 10 and BOY 10E; mixed measures
1
BOY 10 estimate based on commodity prices as of 6/30/10 for July 1, 2010 through December 31, 2010
2
Based on NYMEX forward curve
3
Based on market clearing price for power
4
Weighted average prices in the TCEH long-term natural gas hedging program.  Based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
5
The index for the settled value is a 6 month LIBOR rate.
3
2
1

Financial Definitions
Refers to the results of Oncor and the Oncor ring-fenced entities. Regulated Business
Results
Refers to the combined results of the Competitive Electric segment and Corporate & Other. Competitive Business
Results
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
Contribution Margin (non-
GAAP)
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense (benefit)
plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles.  GAAP
The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.
The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Purchase Accounting
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.
These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH Corp. uses adjusted (non-GAAP) operating earnings as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted (non-GAAP)
Operating Results
EBITDA adjusted to exclude interest income, noncash items, unusual items, interest income, income from discontinued
operations and other adjustments allowable under the EFH Corp. senior and senior secured notes indentures.  Adjusted
EBITDA plays an important role in respect of certain covenants contained in these indentures.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2009 and 2010
$ millions
-
(5)
145
-
(59)
-
(129)
2
-
58
27
-
57
-
809
350
1,122
(237)
(426)
Q2 10
3
-
320
1
-
16
-
1
-
83
24
(11)
51
(338)
651
423
431
(48)
(155)
Q2 09
(122) - Equity in earnings of unconsolidated subsidiary
(11) - Amortization of ”day one” net loss on Sandow 5 power purchase agreement
(143) - Net gain on debt exchange offers
- 28 Net income attributable to noncontrolling interests
- 2 EBITDA amount attributable to consolidated unrestricted subsidiaries
(848) (710) Unrealized net (gain) loss resulting from hedging transactions
7
2
90
180
48
(12)
75
(636)
2,498
830
1,096
285
287
YTD  09
- Losses on sale of receivables
-
Impairment of goodwill
²
2 Impairment of assets and inventory write-down
114 Purchase accounting adjustments
¹
(9) Interest income
64 Amortization of nuclear fuel
Adjustments to EBITDA (pre-tax):
- Oncor EBITDA
87 Oncor distributions/dividends
2,074 Interest expense and related charges
2,660
692
(35)
(71)
YTD 10
Net income (loss) attributable to EFH Corp.
Income tax expense (benefit)
Depreciation and amortization
EBITDA
Factor
Note: Table and footnotes to this table continue on following page

1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of
2008.
3 Accounted for under accounting standards related to stock compensation and excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and certain incentive compensation.
6 Includes costs related to the Merger and abandoned strategic transactions, outsourcing transition costs, administrative costs related to the cancelled program to develop coal-fueled facilities, the Sponsor Group management fee, costs related to certain growth initiatives and costs related to the Oncor sale of noncontrolling interests.
7 Reflects noncapital outage costs.
1,303
300
1,003
77
6
11
-
-
4
Q2 10
1,192
279
913
66
6
25
8
1
6
Q2 09
2,566
632
1,934
100
-
24
-
3
13
YTD 10
2,307
542
1,765
100
12
42
19
8
12
YTD 09
Severance expense
4
Noncash compensation expense³
EFH Corp. Adjusted EBITDA per Incurrence Covenant
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant
Expenses incurred to upgrade or expand a generation station
7
Add back Oncor adjustments
Transaction and merger expenses
6
Transition and business optimization costs
5
Restructuring and other
Factor
Table 1: EFH Adjusted EBITDA Reconciliation (continued from previous page)
Three and Six Months Ended June 30, 2009 and 2010
$ millions

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2009 and 2010
$ millions
1 - 1 - Impairment of assets and inventory writedown
10
1
-
3
-
3
(5)
145
-
-
47
27
(21)
641
344
915
(212)
(406)
Q2 10
1
8
1
2
3
-
-
320
-
-
71
24
(12)
362
283
164
(26)
(59)
Q2 09
2 19 Transition and business optimization costs
3 8 Severance expense
2
4
7
-
-
(710)
2
70
157
48
(19)
1,979
559
562
341
517
YTD 09
5 Corp. depreciation, interest and income tax expense included in SG&A
- Losses on sale of receivables
(11) Amortization of ”day one” net loss on Sandow 5 power purchase agreement
21 Transaction and merger expenses
10 Noncash compensation expense
- Impairment of goodwill
- EBITDA amount attributable to consolidated unrestricted subsidiaries
91 Purchase accounting adjustments
(42) Interest income
64 Amortization of nuclear fuel
(848) Unrealized net (gain) loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
1,664 Interest expense and related charges
2,434
681
46
43
YTD 10
Net income (loss)
Income tax expense (benefit)
Depreciation and amortization
EBITDA
Factor
Note: Table and footnotes to this table continue on following page
1
2
3
4
5
6

Table 2: TCEH Adjusted EBITDA Reconciliation (continued from previous page)
Three and Six Months Ended June 30, 2009 and 2010
$ millions
976
4
32
940
77
11
Q2 10
873
7
15
851
66
5
Q2 09
1 7 Restructuring and other
1,734
12
48
1,674
100
YTD 09
9
Other adjustments allowed to determine Adjusted EBITDA per Maintenance
Covenant
8
1,831 TCEH Adjusted EBITDA per Incurrence Covenant
1,931 TCEH Adjusted EBITDA per Maintenance Covenant
100 Expenses incurred to upgrade or expand a generation station
7
91 Expenses related to unplanned generation station outages
7
YTD 10 Factor
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of
2008.
3 Excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and certain incentive compensation.
6 Includes costs related to the Merger, outsourcing transition costs and costs related to certain growth initiatives.
7 Reflects noncapital outage costs.
8 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.

1
1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets resulting from purchase accounting.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2009 and 2010
$ millions
357
2
(9)
(9)
373
164
86
47
76
Q2 10
329
-
(10)
(10)
349
132
87
48
82
Q2 09
(19) (19) Interest income
617
2
(20)
654
258
171
85
140
YTD 09
(18) Purchase accounting adjustments
752 EBITDA
719 Oncor Adjusted EBITDA
4 Restructuring and other
170 Interest expense and related charges
331
96
155
YTD 10
Net income
Income tax expense
Depreciation and amortization
Factor